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                                                                     Aberdeen
                                                                  Global Income
                                                                    Fund, Inc.
[GRAPHIC OMITTED]
Invests primarily in global fixed-income securities

                                        Quarterly Report

                                        January 31, 2003

Letter to Shareholders

                                                                  March 14, 2003

Dear Shareholder,

We present this Quarterly Report which covers the activities of Aberdeen Global Income Fund, Inc. (the "Fund") for the quarter ended January 31, 2003. Included in this report is a review of the global economy and investment markets, together with an overview of the Fund's investments prepared by Aberdeen Asset Managers (C.I.) Limited (the "Investment Manager").

High Credit Quality: 79.7% of Securities Rated or Deemed Equivalent to AA/Aa or Better

The Fund's high credit quality has been maintained. Over 79.7% of assets are rated AA/Aa or better, or are considered of equivalent quality by the Investment Manager. An additional 11.3% is held in A rated securities.

Distributions

Cash distributions to common shareholders for the 12 months ended January 31, 2003 totaled 72 cents per share. Based on the share price of $10.81 on January 31, 2003, the cash distribution rate over the 12 months then ended was 6.7%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On March 13, 2003 the Board of Directors declared a monthly distribution of 6 cents per share payable on April 11, 2003 to all shareholders of record as of March 31, 2003.

The Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. This policy is subject to regular review at the Board's quarterly meetings, unless market conditions require an earlier evaluation. The next review is scheduled to take place in June 2003.

Net Asset Value Performance: 7.1% Per Annum Return Since Inception

The Fund's total return based on Net Asset Value ("NAV") was 9.7% over the quarter ended January 31, 2003 and 7.1% per annum since inception, assuming reinvestment of distributions.


                                             Aberdeen Global Income Fund, Inc. 1

Share Price Performance

The Fund's share price rose 15.6% over the quarter, from $9.35 on October 31, 2002 to $10.81 on January 31, 2003. The Fund's share price on January 31, 2003 represented a discount of 4.2% to the NAV per share of $11.28 on that date. This represents a narrowing of the discount to NAV of 10.6% on October 31, 2002.

Implementation of Global Investment Strategy

In March 1999 the Fund's shareholders approved amendments to the Fund's principal investment objective, investment policies and investment restrictions to enable the Fund to invest up to 35% of its total assets in Global Debt Securities. The term "Global Debt Securities" includes securities of issuers located in, or securities denominated in the currency of, countries other than Australia, Canada, New Zealand or the United Kingdom. This strategy was proposed to be implemented in two phases. The first phase involved the immediate investment of up to 20% of the Fund's assets in Asian debt markets. On September 3, 2001 the Board of Directors authorized the Investment Manager, in its discretion, to implement the second phase of the global investment strategy. This allows the Fund to invest up to 35% of its total assets in Global Debt Securities, with a view to enhancing yield.

Global Debt Securities: 12.8% of Total Assets Invested in Global Debt Securities

As of January 31, 2003, 12.8% of the Fund's total assets were held in Global Debt Securities. This included 8% in Asian debt securities. During the quarter ended January 31, 2003, 1.7% of the Fund's total assets were invested in Eastern Europe, 2.3% in Latin America and 0.8% in Western Europe. Although these Global Debt Securities present attractive opportunities, the Fund's ability to increase its investments in Global Debt Securities remains constrained by the potential realization of foreign exchange losses.


2 Aberdeen Global Income Fund, Inc.

Letter to Shareholders (concluded)

Determination Not to Proceed with Proposed Rights Offering

On October 8, 2002 the Fund filed a registration statement with the Securities and Exchange Commission in connection with a proposed transferable rights offering to common shareholders. On November 19, 2002 the Fund issued a press release indicating that the Rights Offering Committee of the Board of Directors had made a determination that market conditions were not then favorable for the commencement of the offering and that the commencement of the offering should be delayed until such time as market conditions might provide the Fund with an opportunity to enhance returns to shareholders. On January 10, 2003 the Fund announced that it would not proceed with the proposed rights offering, based upon the determination of the Rights Offering Committee that market conditions remained unfavorable for the commencement of the rights offering and that favorable market conditions were not anticipated to develop in the near term.

For information about the Fund, including weekly updates of share price, NAV, and details of recent distributions, contact Aberdeen Asset Management, Investor Relations, by:

o     calling toll free on 1-800-522-5465 or 1-212-968-8800 in the United
      States,

o     emailing to InvestorRelations@aberdeen-asset.com, or

o     visiting the website at www.aberdeen-asset.us

For information about the Aberdeen group, visit the Aberdeen website at www.aberdeen-asset.com

Yours sincerely,


/s/ Martin J. Gilbert

Martin J. Gilbert
Chairman

             All amounts are U.S. dollars unless otherwise stated.


                                             Aberdeen Global Income Fund, Inc. 3

--------------------------------------------------------------------------------
Your Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as at the end of the Fund's fiscal year, October 31. However, under the U.S. Investment Company Act of 1940, the Fund is required to indicate the source of each distribution to shareholders.

The Fund estimates that distributions for the fiscal year commencing November 1, 2002, including the distribution paid on March 14, 2003, are comprised of 69% net investment income and 31% return of paid in capital.

This estimated distribution composition may vary from month to month because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The amount attributed as a return of capital reflects, in part, the realization of currency losses in the Fund's Australian bond portfolio as a result of positioning the Fund's investments more towards global debt securities. Fund assets are marked to market, therefore the realization of such currency losses does not impact the Fund's net asset value. However, these losses do offset distributable income, therefore increasing the return of capital component of the distribution.

The Investment Manager anticipates further increases in the level of investment in global fixed income securities, which may result in the realization of additional currency losses. The Investment Manager believes that the Fund will benefit from the increased global exposure. Likewise, the Investment Manager anticipates that the higher yields currently available in certain global markets, as compared with yields currently available in Commonwealth countries, may better position the Fund to reduce and potentially eliminate the return of capital component of the Fund's monthly distributions. There can be no assurance, however, that the Investment Manager's expectations will be met.

In January 2004, a Form 1099 DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment.
--------------------------------------------------------------------------------


4 Aberdeen Global Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan ("the Plan") which allows you to automatically reinvest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month. Under this arrangement EquiServe Trust Company N.A. (the "Plan Agent") will purchase shares for you on the stock exchange or otherwise on the open market on or about the 15th of each month, unless shares of the Fund are trading at a premium, in which case the Fund will issue additional shares. As a participant in the Plan you will have the convenience of:

Automatic reinvestment -- the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

Lower costs -- shares purchased on your behalf under the Plan will be at reduced brokerage rates. Brokerage on share purchases is currently 2 cents per share;

Convenience -- the Plan Agent will hold your shares in non-certificated form and will provide a detailed record of your holdings at the end of each distribution period.

To request a brochure containing information on the Plan, together with an authorization form, please contact the Plan Agent, EquiServe Trust Company N.A., P.O. Box 43011, Providence, RI 02490-3011 or call toll free on 1-800-426-5523.


                                             Aberdeen Global Income Fund, Inc. 5

Report of the Investment Manager

Share Price Performance

On January 31, 2003 the Fund's share price was $10.81, which represented a discount of 4.2% to the NAV of $11.28. At the date of this report, the share price was $10.80 representing a discount of 4.0% to the NAV of $11.25.

A line graph depicting the Net Asset Value vs Share Price. The values are from February 1992 through January 2003

                     Jul-92      Jan-93     Jul-93      Jan-94      Jul-94     Jan-95      Jul-95      Jan-96
Aberdeen Global
Income Fund NAV      $14.87      $12.62     $13.55      $14.22      $12.03     $11.91      $12.49      $13.12

                     Jul-96      Jan-97     Jul-97      Jan-98      Jul-98     Jan-99      Jul-99      Jan-00     Jul-00
Aberdeen Global
Income Fund NAV      $13.20      $13.86     $14.08      $13.41      $12.57     $13.37      $12.42      $11.78     $10.99

                     Jan-01      Jul-01     Jan-02      Jul-02      Jan-03
Aberdeen Global
Income Fund NAV      $10.71      $9.77      $9.47       $10.18      $11.28

                     Jul-92      Jan-93     Jul-93      Jan-94      Jul-94     Jan-95      Jul-95      Jan-96
Aberdeen Global
Income Fund
Share Price          $15.13      $12.38     $13.25      $13.00      $11.75     $10.25      $11.13      $11.88

                     Jul-96      Jan-97     Jul-97      Jan-98      Jul-98     Jan-99      Jul-99      Jan-00     Jul-00
Aberdeen Global
Income Fund
Share Price          $11.50      $11.88     $12.31      $12.38      $10.94     $10.88      $10.75      $9.44      $9.25

                     Jan-01      Jul-01     Jan-02      Jul-02      Jan-03
Aberdeen Global
Income Fund
Share Price          $9.46       $8.81      $8.74       $9.75       $10.81


6 Aberdeen Global Income Fund, Inc.

Distributions

The Investment Manager continues its efforts to reallocate the portfolio toward higher yielding Global Debt Securities, in addition to fixed income securities denominated in the Commonwealth Currencies. This may enhance the Fund's net investment income and ability to realize capital gains. There can, however, be no assurance that the Investment Manager's expectations will be met.

Auction Market Preferred Stock (AMPS)

The Fund's $30 million of AMPS continued to be well bid at the weekly auctions. The average interest rate paid was 1.74% over the quarter ended January 31, 2003, compared with 1.28% for 30-day U.S. commercial paper over the same period. These rates declined over the period as the U.S. Federal Reserve eased interest rates by 0.5% in early November. The rates paid to preferred shareholders have decreased further since January 31, 2003 to a level of 1.45% as of the date of this report.

Over the past year, the impact of AMPS on the Fund has been positive, as the key currencies of the Fund -- the Australian dollar, British pound, New Zealand dollar and Canadian dollar -- were all stronger against the U.S. dollar, with key Asian currencies following a similar trend. With the U.S. Federal Reserve lowering interest rates by a further 0.5% during the period, the differential between AMPS funding rates and the yields at which the Fund invests has remained positive. Overall, the outlook over the medium-term for investment markets and the portfolio in respect of these factors is considered by the Investment Manager to be favorable and AMPS are therefore seen as having the potential to enhance total shareholder returns in the medium term.

On September 16, 2002 the Fund entered into a 2-year interest rate swap agreement in order to hedge one-third of the Fund's outstanding issue of AMPS. Under the original terms of the agreement the Fund received a floating rate of interest (one month USD-LIBOR BBA rate) based on a notional amount of US$10,000,000 and paid interest at a fixed rate of 2.46%. The fixed rate interest payment was re-priced to 2.10% on October 1, 2002 and then to 1.7175% on December 24, 2002.


                                             Aberdeen Global Income Fund, Inc. 7

Portfolio Composition

Geographic Composition

The table below shows the geographic composition of the Fund's total investments as of January 31, 2003, compared with the previous quarter and twelve months:

                  TABLE 1: ABERDEEN GLOBAL INCOME FUND, INC.--
                          GEOGRAPHIC ASSET ALLOCATION

   =============================================================================
                        January 31, 2003    October 31, 2002    January 31, 2002
                                %                  %                  %
   -----------------------------------------------------------------------------
   Australia                   22.4               21.7               23.9
   Canada                      15.7               17.4               31.8
   New Zealand                 13.4               12.1                5.0
   United Kingdom              34.3               33.1               29.9
   United States*               1.4                3.9                3.1
   Asia                         8.0                7.7                6.3
   Western Europe               0.8                1.7                 --
   Eastern Europe               1.7                1.5                 --
   Latin America                2.3                0.9                 --
   -----------------------------------------------------------------------------
   Total Portfolio            100.0              100.0              100.0
   =============================================================================

* It is a policy of the Investment Manager to maintain a portion of the Fund's investments in U.S. short-term securities to cover distributions and expenses.

                             Geographic Composition

                                [GRAPH OMITTED]


8 Aberdeen Global Income Fund, Inc.

Currency Composition

The table below shows the currency composition of the Fund's total investments as of January 31, 2003, compared with the previous quarter and twelve months:

                   TABLE 2:ABERDEEN GLOBAL INCOME FUND, INC.--
                               CURRENCY ALLOCATION

   =============================================================================
                         January 31, 2003   October 31, 2002    January 31, 2002
                                %                  %                  %
   -----------------------------------------------------------------------------
   Australian Dollar           22.3               21.6               23.9
   Canadian Dollar             15.3               17.1               31.5
   New Zealand Dollar          14.9               13.4                5.3
   British Pound               33.2               32.1               29.9
   United States Dollar*        9.9                9.5                3.6
   Asian Currencies             4.4                6.3                5.8
   Eastern European              --                 --                 --
   Latin American                --                 --                 --
   Western European              --                 --                 --
   -----------------------------------------------------------------------------
   Total Portfolio            100.0              100.0              100.0
   =============================================================================

*  Includes Yankee bond investments.

Maturity Composition

As at January 31, 2003, the average maturity of the Fund's assets was 8.5 years, compared with 8.7 years on October 31, 2002. The Fund's modified duration was
4.2 years for the quarter ended January 31, 2003, unchanged from October 31, 2002. The table below shows the maturity composition of the Fund's investments as of January 31, 2003:

                   TABLE 3:ABERDEEN GLOBAL INCOME FUND, INC.--
                                MATURITY ANALYSIS

   ======================================================================================
                         Less than 1 year   1 to 5 years    5 to 10 years   Over 10 years
                                %                %                %               %
   --------------------------------------------------------------------------------------
   Australia                   20.4             32.3             34.4            12.9
   Canada                      17.4             22.7             10.6            49.3
   New Zealand                  7.4             76.9               --            15.7
   United Kingdom              16.2             18.4             18.4            47.0
   United States              100.0               --               --              --
   Asia                        53.4             10.0             33.9             2.7
   Eastern Europe                --               --               --           100.0
   Latin America                 --               --             31.0            69.0
   Western Europe                --            100.0               --              --
   --------------------------------------------------------------------------------------
   Total Portfolio             18.4             29.5             19.2            32.9
   ======================================================================================


                                             Aberdeen Global Income Fund, Inc. 9

Sectoral Composition

The table below shows the sectoral composition of the Fund's total investments as of January 31, 2003:

                   TABLE 4:ABERDEEN GLOBAL INCOME FUND, INC.--
                              SECTORAL COMPOSITION

   =================================================================================================
                            Sovereign      Provincial/     Utilities/
                             Gov't.           State       Supranational    Corporate       Cash or
                              Bonds           Bonds           Bonds          Bonds        Equivalent
                                %               %               %              %               %
   -------------------------------------------------------------------------------------------------
   Australia                   6.7             9.9             0.9            2.2             2.7
   Canada                      8.3             4.7              --            0.5             2.2
   New Zealand                 2.1              --             0.4           10.3             0.6
   United Kingdom             23.9              --             2.1            5.6             2.7
   United States                --              --              --             --             1.4
   Asia                        3.4             0.4             0.2            1.2             2.9
   Eastern Europe              1.7              --              --             --              --
   Latin America               2.2              --              --             --              --
   Western Europe               --              --              --            0.8              --
   -------------------------------------------------------------------------------------------------
   Total Portfolio            48.3            15.0             3.6           20.6            12.5
   =================================================================================================

                   Sectoral Composition as at January 31, 2003

                                 [GRAPH OMITTED]


10 Aberdeen Global Income Fund, Inc.

Portfolio Composition (concluded)

Quality of Investments

As at January 31, 2003, 79.7% of the Fund's assets were invested in securities where either the issue or the issuer was rated at least "AA" by Standard & Poor's Corporation or "Aa" by Moody's Investors Service, Inc. or, if unrated, were judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund's portfolio as of January 31, 2003:

                   TABLE 5:ABERDEEN GLOBAL INCOME FUND, INC.--
                                  ASSET QUALITY

   =============================================================================
                     AAA/Aaa     AA/Aa        A      BBB/Baa     BB/Ba*      B*
                        %          %          %         %          %          %
   -----------------------------------------------------------------------------
   Australia           81.7       17.9       0.4        --         --         --
   Canada              64.1       19.3      16.6        --         --         --
   New Zealand         61.6        4.6      22.6      11.2         --         --
   United Kingdom      67.9       21.5      10.6        --         --         --
   United States      100.0         --        --        --         --         --
   Asia                37.8         --      26.0      23.4       12.8         --
   Eastern Europe        --         --        --                100.0         --
   Latin America         --         --        --      65.9         --       34.1
   Western Europe        --         --        --        --         --      100.0
   -----------------------------------------------------------------------------
   Total Portfolio     64.6       15.1      11.3       4.7        2.7        1.6
   =============================================================================

*  Below investment grade.


                                            Aberdeen Global Income Fund, Inc. 11

Market Review and Outlook

AUSTRALIA

The Australian economy is currently in its eleventh year of expansion. Recent economic data indicated that the economy's annual growth rate was 3.7% in the third quarter of 2002. This result was underpinned by a strong consumer demand, with retail sales currently around 8% above the level in the third quarter of 2001, and a strong housing sector, with building approvals recently pulling back from eight year highs.

The Reserve Bank of Australia ("RBA") opted to leave official cash rates unchanged since June 2002, with its decisions likely to have been influenced by uncertainty about the strength of the global recovery, the threat of military action in Iraq and concerns about the outlook for the rural sector domestically. The RBA indicated in its February 2003 Statement of Monetary Policy that it retains a 'neutral' bias for monetary policy. The Investment Manager expects Australian monetary policy to remain on hold in the near future, with the tightening cycle likely to resume towards the middle of 2003, lowering official cash rates towards a more 'neutral' 5.25-5.5%. With current official cash rates remaining quite accommodative, however, the Investment Manager does not foresee the need for the RBA to ease official cash rates at this stage.

The Australian dollar rose over the quarter, up 5.4% to close at $0.59 on January 31, 2003.

CANADA

Economic activity slowed in the fourth quarter of 2002, as the gross domestic product advanced 0.4%. The slower rate of growth in the fourth quarter resulted from decreased output in manufacturing and agriculture and lower activity levels in the finance sector. The economy appears to be pulling back to a more sustainable pace of growth. Ongoing strength in the labor market continues to underpin growth in the near-term. The Canadian economy created 58,000 jobs in December, surpassing even the most optimistic forecasts. The December increase puts total job gains for 2002 at 560,000 -- the fastest pace of job growth since 1987. The Bank of Canada ("BoC") has kept interest rates on hold in recent months, after announcing 75 basis points of tightening last year. The BoC recently reported that Canada's economic growth in the second half of 2002 was lower than previously expected and that the most appropriate course of action was therefore to maintain a steady policy. However, looking forward the BoC does expect a strengthening of domestic and foreign


12 Aberdeen Global Income Fund, Inc.

demand, with a resumption of above-potential growth to continue in the second half of 2003. Accordingly, the BoC still maintains that the timely removal of monetary stimulus will be required to achieve the inflation target over the medium-term. The Investment Manager continues to factor in rate rises in Canada in the latter part of this year.

The Canadian dollar rose slightly over the quarter, up 1.6% to close at $0.65.

NEW ZEALAND

After posting growth of 1.7% quarter on quarter in the second quarter of 2002, the New Zealand economy expanded by a further 1.0% quarter on quarter in the third quarter. Strong domestic demand was the key factor in the third quarter, with solid growth in private consumption being reinforced by very strong growth in residential building activity, the latter largely a function of rapid migrant-driven population growth. In contrast, net exports were sharply negative, although this followed a sizeable positive contribution in the second quarter of 2002. Despite global uncertainty, the confidence of New Zealand's consumers has remained relatively robust, providing a solid base for retail spending in the near-term. Consumer confidence remained unchanged in the December 2002 quarter but the index remains at historically high levels, boosted by strong employment growth, a decade-low unemployment rate, higher wages and rising house prices. With the economy still on track to post above-potential growth this year, and already stretched for resources, the risk remains that the Reserve Bank of New Zealand may edge rates higher over coming months to slow the domestic economy. The Investment Manager forecasts that official cash rates will remain unchanged during 2003 but believes there is a risk of a tightening towards the middle of the year.

The New Zealand dollar performed strongly over the quarter, rising 10.2% to close at $0.54.

UNITED KINGDOM

The U.K. economy showed signs of slowing over the three months to January 31, 2003. Consumer demand, which had been a mainstay of the economy through 2002, started to slow into the end of 2002. Manufacturing, whilst showing some tentative signs of improvement earlier in 2002, has weakened again through late 2002. Industrial production has fallen for the past five months. Leading indices for the business sector are also showing renewed weakness. The housing market remains supported by low interest rates but there are now clear signs that momentum has slowed dramatically in housing price increases.


                                            Aberdeen Global Income Fund, Inc. 13

The widespread expectations of firmer monetary policy have not materialized and there has been an easing in monetary policy in early 2003. This has been partly justified by the slowing in domestic activity and the global macro uncertainty. The Investment Manager does not expect a major decline in activity throughout the year, but growth closer to 2%, below current consensus and government expectations. This could produce a further interest rate cut later in the year. The pound has strengthened over recent months against a weaker US$ but weakened against the Euro. The pound remains an over-valued currency and the Investment Manager expects a net depreciation in 2003 on a trade weighted basis.

The pound rose over the quarter, closing at $1.64.

EASTERN EUROPE AND LATIN AMERICA

Emerging Market debt continued its "New Year" rally in January, although at a slowing pace, with the spread on the Emerging Markets Bond Index tightening from 765 basis points (bps) over U.S. Treasuries to 730 bps over. In terms of global risk markets, while equity markets are at or near historic lows, fixed income markets, whether emerging markets, high yield or investment grade, have yet to react to the depressed global environment. The Investment Manager believes that part of this is due to the sectors involved, such as Brazilian telecommunication companies, as they are now recovering following last year's difficulties. For emerging markets there have been major oil beneficiaries resulting from the concerns over Iraq. Venezuela came through a two month general strike, maintaining civil order and increasing oil production and Ecuador is on the point of signing a new International Monetary Fund ("IMF") agreement. The purchase in Russia by BP of TNK/Sidanco underlines the new importance of Russian oil for Western companies keen to increase their reserves, and has led to a substantial rally across all Russian assets. Argentina continues to recover well and the cheapness of both the Argentine Peso and Brazilian Real augur well for export-led recoveries that have turned around the external accounts dramatically. In Brazil, the risk premiums are slowly relaxing and the 2002 fiscal performance was better than the IMF target, producing a primary surplus of 4.06%.


14 Aberdeen Global Income Fund, Inc.

ASIA

Economies

The period under review proved to be an uncertain period for global economies against the backdrop of rising geopolitical risks and risk aversion. High levels of corporate bankruptcy and debt default negatively affected growth in the U.S., while the prospect of a U.S.-Iraq war reduced investor confidence.

However, news flow in the Asia-Pacific region was broadly supportive over the quarter. Economic data showed steady improvement, with the region's fundamentals looking solid. This, in part, reflected the growing importance of domestic demand in many countries.

Domestic consumption has helped to offset a slowdown in exports, notably in South Korea and Thailand where demand for autos and housing was fueled by easier credit and falling interest rates. Malaysia also witnessed a domestic demand revival, albeit one buttressed by government spending.

Hong Kong and Singapore experienced worsening business conditions, to varying degrees. Although Hong Kong managed to pull out of recession in the second quarter of 2002, investors remain unconvinced over the sustainability of the turnaround. Despite robust exports, the domestic economy is stuck in a deflationary cycle and retail sales are weak. Meanwhile, a slowing U.S. economy hurt Singapore, and its trade-dependent manufacturing base.

Domestic Bond and Currency Markets

In keeping with an uncertain global economic outlook, central banks kept monetary policy accommodative. The Federal Reserve in the U.S. continued to lead by example when it cut rates by 0.5% in early November. The aggressive move took the Federal Funds rate down to 1.25%, a 41-year low.

Continued high levels of liquidity and geopolitical concerns triggered flight-to-quality moves in the domestic bond market. Consequently, government bonds rallied, leading to a flattening of the yield curve.


                                            Aberdeen Global Income Fund, Inc. 15

Market Review and Outlook (concluded)

The U.S. dollar remained weak against the backdrop of increased tensions in the Persian Gulf and concerns regarding the rising U.S. current account and budget deficits. Asian currencies were generally stronger, save for the Philippine peso, which underperformed on concerns over its fiscal deficit and the impact of a U.S.-Iraq war on its economy.

Asian Yankee (US$) Bond Market

Over the quarter ended January 31, 2003 sentiment was generally positive in the Asian Yankee bond market, supported by upgrades of credit ratings or outlooks on various sovereigns and corporates. New issues in both investment-grade and high-yield bonds, dominated by South Korean banks, were well received by the markets.

The beginning of 2003 saw strong demand, particularly for South Korean and Malaysian paper, as well as in selective high-yield issues (namely Thai bank subordinated debt and Indonesian corporates). However, some of the gains were pared at the end of the three-month period, amid increased security concerns stemming from North Korea's nuclear weapons program.


16 Aberdeen Global Income Fund, Inc.

Summary of Key Rates

The following table summarizes the movements of key interest rates and currencies over the last three and twelve month periods.

=============================================================================
                       January 31, 2003   October 31, 2002  January 31, 2002
-----------------------------------------------------------------------------
Australia
90 day bank bills             4.81%              4.88%            4.31%
10 year bonds                 5.17%              5.57%            6.01%
Australian Dollar            $ 0.59             $ 0.56           $ 0.51

Canada
90 day bank bills             2.84%              2.72%            1.97%
10 year bonds                 5.02%              5.04%            5.44%
Canadian Dollar              $ 0.65             $ 0.64           $ 0.63

New Zealand
90 day bank bills             5.84%              5.91%            4.90%
10 year bonds                 5.99%              6.32%            6.65%
NZ Dollar                    $ 0.54             $ 0.49           $ 0.42

United Kingdom
90 day bank bills             3.87%              3.80%            3.92%
10 year bonds                 4.28%              4.56%            4.89%
British Pound                $ 1.64             $ 1.56           $ 1.41

South Korea
90 day T-bills                4.43%              4.78%            4.37%
10 year bonds                 5.19%              5.99%            7.11%
South Korean Won*       (W) 1164.00        (W) 1218.50      (W) 1311.50

Thailand
90 day deposits               1.75%              1.75%            2.25%
10 year bonds                 3.05%              3.79%            4.76%
Thai Baht*                (B) 42.77          (B) 43.28        (B) 44.10

Philippines
90 day T-Bills                5.41%              5.80%            7.90%
10 year bonds                11.95%             12.65%           14.73%
Philippines Peso*         (P) 53.83          (P) 53.13        (P) 51.20

Malaysia
90 day T-Bills                2.80%              2.71%            2.77%
10 year bonds                 3.53%              3.79%            4.35%
Malaysian Ringgit*         (R) 3.80           (R) 3.80         (R) 3.80

Singapore
90 day T-Bills                0.66%              0.95%            0.83%
10 year bonds                 2.44%              3.04%            3.91%
Singapore Dollar*         (S$) 1.74          (S$) 1.77        (S$) 1.84

US$ Yankee Bonds**
South Korea                   4.08%              4.10%            5.86%
Malaysia                      4.50%              4.97%            6.54%
Philippines                   7.78%              7.71%            8.76%
=============================================================================

* These currencies are quoted Asian currency per U.S. dollar. The Australian, Canadian and New Zealand dollars and the British pound are quoted U.S. dollars per currency.
** Sovereign issues.

   Aberdeen Asset Managers (C.I.) Limited

   March 2003


                                            Aberdeen Global Income Fund, Inc. 17

Portfolio of Investments (unaudited)

As of January 31, 2003

Principal
Amount
Local
Currency (a)                                                Value
(000)                Description                            (US$)
------------------------------------------------------------------
LONG-TERM INVESTMENTS--111.6%
AUSTRALIA--25.2%
Government Bonds--7.4%
A$
             Commonwealth of Australia,
 2,000       9.50%, 8/15/03 .........................    1,201,321
   500       6.75%, 11/15/06 ........................      313,914
 1,000       10.00%, 10/15/07 .......................      713,051
 2,000       8.75%, 8/15/08 .........................    1,388,132
 2,500       7.50%, 9/15/09 .........................    1,667,431
 1,000       5.75%, 6/15/11 .........................      610,594
 1,000       6.50%, 5/15/13 .........................      646,179
             Federal National Mortgage
             Association, Series EMTN,
 2,000       6.375%, 8/15/07. .......................    1,236,747
                                                       -----------
             Total Australian
             government bonds
             (cost US$7,678,276) ....................    7,777,369
                                                       -----------

Semi-Government Bonds--12.7%
New South Wales--3.5%
             New South Wales
             Treasury Corporation,
 1,500       7.00%, 4/01/04 .........................      902,415
 4,200       7.00%, 12/01/10 ........................    2,725,478
                                                       -----------
                                                         3,627,893
                                                       -----------

Queensland--3.7%
             Queensland Treasury
             Corporation,
 2,000       8.00%, 5/14/03 (Global) ................    1,182,834
 1,000       8.00%, 9/14/07 (Global) ................      658,982
 2,000       6.00%, 6/14/11 .........................    1,227,745
 1,250       6.00%, 6/14/21 .........................      771,388
                                                       -----------
                                                         3,840,949
                                                       -----------

Victoria--1.9%
             State Electricity
             Commission of Victoria,
   535       10.50%, 5/27/03 ........................      318,958
             Treasury Corporation
             of Victoria,
 1,000       9.00%, 6/27/05 .........................      640,939
 1,500       10.25%, 11/15/06 .......................    1,041,880
                                                       -----------
                                                         2,001,777
                                                       -----------

Western Australia--3.6%
A$
             Western Australia
             Treasury Corporation,
 2,000       8.00%, 10/15/07 ........................    1,320,139
 3,500       8.00%, 6/15/13 .........................    2,465,856
                                                       -----------
                                                         3,785,995
                                                       -----------

             Total Australian
             semi-government bonds
             (cost US$12,564,874) ...................   13,256,614
                                                       -----------

Supranational--2.3%
             Eurofima,
 3,500       9.875%, 1/17/07 ........................    2,407,077
                                                       -----------
             Total Australian dollar
             supranational bonds
             (cost US$2,084,854) ....................    2,407,077
                                                       -----------

Corporate Non-Banks--2.8%
             Brisbane Airport
             Corporation, Ltd.,
 4,000       7.30%, 6/30/10 .........................    2,545,928
             GE Capital Australia,
   600       6.75%, 9/15/07 .........................      366,272
                                                       -----------
             Total Australian
             corporate non-bank bonds
             (cost US$2,496,700) ....................    2,912,200
                                                       -----------
             Total Australian
             long-term investments
             (cost US$24,824,704) ...................   26,353,260
                                                       -----------


18 Aberdeen Global Income Fund, Inc.

As of January 31, 2003

Principal
Amount
Local
Currency (a)                                                Value
(000)                Description                            (US$)
------------------------------------------------------------------
CANADA--16.8%
Government Bonds--10.0%
C$
             Canadian Government,
 2,500       7.25%, 6/01/07 .........................    1,824,693
 3,000       10.25%, 3/15/14 ........................    2,801,012
 4,000       8.00%, 6/01/23 .........................    3,413,215
 2,000       9.00%, 6/01/25 .........................    1,888,052
             Canada (Cayman),
   750       7.25%, 6/01/08 .........................      544,739
                                                       -----------
             Total Canadian
             government bonds
             (cost US$10,665,926) ...................   10,471,711
                                                       -----------

Semi-Government Bonds--6.1%
British Columbia--1.6%
             Province of British Columbia,
 2,000       9.50%, 1/09/12 .........................    1,702,520
                                                       -----------
Ontario--1.1%
             Ontario Hydro,
   500       8.50%, 5/26/25 .........................      432,345
             Province of Ontario,
 1,000       8.75%, 4/22/03 .........................      660,695
                                                       -----------
                                                         1,093,040
                                                       -----------

Quebec--3.4%
             Quebec Hydro,
 1,500       7.00%, 6/01/04 .........................    1,024,184
 1,000       2.95%, 1/28/05 (b) .....................      652,781
 2,000       9.625%, 7/15/22 ........................    1,852,324
                                                       -----------
                                                         3,529,289
                                                       -----------

             Total Canadian
             semi-government bonds
             (cost US$6,387,031) ....................    6,324,849
                                                       -----------

Banking and Finance--0.7%
C$
             Credit Local de France,
 1,000       6.75%, 3/21/06 .........................      697,814
                                                       -----------
             Total Canadian banking
             and finance bonds
             (cost US$713,418) ......................      697,814
                                                       -----------

             Total Canadian
             long-term investments
             (cost US$17,766,375) ...................   17,494,374
                                                       -----------

MALAYSIA--0.8%
Government Bonds--0.3%
MYR
             Malaysian Government
 1,200       3.833%, 9/28/11 ........................      322,516
                                                       -----------
             Total Malaysian government
             bonds (cost US$313,888) ................      322,516
                                                       -----------

Semi-Government Bonds--0.5%
             Danamodal Nasional Berhad,
 1,800       0.00%, 10/21/03 ........................      463,855
                                                       -----------
             Total Malaysian
             semi-government bonds
             (cost US$457,201) ......................      463,855
                                                       -----------

             Total Malaysia
             long-term investments
             (cost US$771,089) ......................      786,371
                                                       -----------


                                            Aberdeen Global Income Fund, Inc. 19

As of January 31, 2003

Principal
Amount
Local
Currency (a)                                                Value
(000)                Description                            (US$)
------------------------------------------------------------------
NEW ZEALAND--18.2%
Government Bonds--3.2%
NZ$
             Canadian Government,
 1,000       6.625%, 10/03/07 .......................      564,107
             New Zealand Government,
 5,000       6.50%, 4/15/13 .........................    2,820,753
                                                       -----------
             Total New Zealand
             government bonds
             (cost US$3,003,963) ....................    3,384,860
                                                       -----------

Utilities--0.5%
             Electricity Corporation of
             New Zealand Ltd.,
 1,000       8.00%, 2/15/03 .........................      544,621
                                                       -----------
             Total New Zealand
             utility bonds
             (cost US$582,724) ......................      544,621
                                                       -----------

Banking and Finance--12.4%
             Bayerische Hypo- und
             Vereinsbank AG,
 2,000       7.00%, 9/14/05 .........................    1,102,986
             Commerzbank AG,
 3,500       8.00%, 2/07/05 .........................    1,978,615
             Dexia Municipal Agency
 3,000       7.00%, 11/26/07 ........................    1,697,470
             GMAC INTL Finance BV,
 3,500       8.00%, 3/14/07 .........................    1,924,910
             Landesbank
             Baden-Wuerttemberg,
 4,200       5.25%, 1/06/05 .........................    2,267,657
             Landesbank
             Hessen-Thueringen
             Girozentrale,
 4,000       7.00%, 12/17/07 ........................    2,263,850
             Transpower Finance Ltd.,
   500       8.00%, 6/15/05 .........................      284,623
             WestPac Trust Securities
 2,500       6.00%, 4/28/04 .........................    1,362,534
                                                       -----------
             Total New Zealand
             banking and finance bonds
             (cost US$10,869,386) ...................   12,882,645
                                                       -----------

Corporate Non-Banks--0.8%
NZ$
             Housing New Zealand,
 1,500       8.00%, 11/15/06 ........................      870,612
                                                       -----------
             Total New Zealand
             corporate non-bank bonds
             (cost US$759,418) ......................      870,612
                                                       -----------

Supranational--1.3%
             European Investment Bank,
 2,300       7.00%, 12/17/07 ........................    1,307,008
                                                       -----------
             Total New Zealand
             supranational bonds
             (cost US$1,140,510) ....................    1,307,008
                                                       -----------

             Total New Zealand
             long-term investments
             (cost US$16,356,001) ...................   18,989,746
                                                       -----------

PHILIPPINES--0.3%
Government Bonds--0.3%
PHP
             Philippine Government,
 7,000       16.50%, 2/25/09 . ......................      159,252
10,000       13.00%, 4/25/12 ........................      198,154
                                                       -----------
             Total Philippine
             long-term investments
             (cost US$408,319) ......................      357,406
                                                       -----------

SINGAPORE--0.6%
Government Bonds--0.5%
SG$
             Singapore Government,
    50       4.00%, 3/01/07 .........................       31,627
   700       4.625%, 7/01/10 ........................      470,331
                                                       -----------
             Total Singapore
             government bonds
             (cost US$442,384) ......................      501,958
                                                       -----------

20 Aberdeen Global Income Fund, Inc.

As of January 31, 2003

Principal
Amount
Local
Currency (a)                                                Value
(000)                Description                            (US$)
------------------------------------------------------------------
SINGAPORE (concluded)
Utilities--0.1%
SG$
             Singapore Power,
   250       4.60%, 9/21/07 .........................      160,385
                                                       -----------
             Total Singapore
             utility bonds
             (cost US$143,692) ......................      160,385
                                                       -----------

             Total Singapore
             long-term investments
             (cost US$586,076) ......................      662,343
                                                       -----------

SOUTH KOREA--1.7%
Government Bonds--1.7%
US$
             EMBARC Ltd. Linked
             Note Series 1-9,
 2,000       6.077%, 8/18/03 (b)(c) .................    1,773,360
                                                       -----------
             Total Korean
             long-term investments
             (cost US$1,926,684) ....................    1,773,360
                                                       -----------

THAILAND--1.2%
Government Bonds--1.1%
THB
             Thailand Government,
   550       8.25%, 10/14/03 (d) ....................       13,445
12,000       8.00%, 12/08/06 (d) ....................      341,588
15,000       5.375%, 11/30/11 .......................      413,389
11,000       4.125%, 11/01/12 .......................      275,376
 4,000       5.50%, 1/18/17 .........................      112,483
                                                       -----------
             Total Thailand
             government bonds
             (cost US$1,051,401) ....................    1,156,281
                                                       -----------

Utilities--0.1%
THB
             Eastern Water Resources
             Development and Management
             Company Limited,
 5,000       9.00%, 7/22/04 (d) .....................      127,469
                                                       -----------
             Total Thailand utility bonds
             (cost US$125,639) ......................      127,469
                                                       -----------

Corporate Non-Banks--0.0%
             Advanced Info Service
             Public Company Limited,
 1,300       6.50%, 3/20/03 (d) .....................       30,589
                                                       -----------
             Total Thailand corporate
             non-bank bonds
             (cost US$34,455) .......................       30,589
                                                       -----------

             Total Thailand
             long-term investments
             (cost US$1,211,495) ....................    1,314,339
                                                       -----------

UNITED KINGDOM--38.8%
Government Bonds--30.6%
(pound)
             United Kingdom Treasury,
   500       5.00%, 6/07/04 .........................      836,011
 1,250       8.50%, 12/07/05 ........................    2,310,911
 1,100       7.50%, 12/07/06 ........................    2,034,260
   500       5.75%, 12/07/09 ........................      898,200
 1,500       8.00%, 9/27/13 .........................    3,237,173
   600       8.00%, 12/07/15 ........................    1,338,907
 3,000       8.00%, 6/07/21 .........................    7,163,468
 4,850       6.00%, 12/07/28 ........................    9,942,147
             Republic of Finland,
 1,000       8.00%, 4/07/03 .........................    1,655,178
 1,250       10.125%, 6/22/08 .......................    2,604,576
                                                       -----------
             Total United Kingdom
             government bonds
             (cost US$29,014,803) ...................   32,020,831
                                                       -----------


                                            Aberdeen Global Income Fund, Inc. 21

As of January 31, 2003

Principal
Amount
Local
Currency (a)                                                Value
(000)                Description                            (US$)
------------------------------------------------------------------
UNITED KINGDOM (concluded)
Utilities--2.6%
(pound)
             British Gas PLC,
 1,400       8.875%, 7/08/08 ........................    2,721,900
                                                       -----------
             Total United Kingdom
             utility bonds
             (cost US$2,191,469) ....................    2,721,900
                                                       -----------

Banking And Finance--5.6%
             Abbey National Treasury
             Services PLC,
 1,250       8.00%, 4/02/03 .........................    2,067,078
             Barclays Bank PLC,
 1,000       9.875%, 5/29/49 ........................    2,004,047
             Lloyds Bank PLC,
   500       7.375%, 3/11/04 ........................      847,576
             Prudential Finance B.V.,
   500       9.375%, 6/04/07 ........................      960,122
                                                       -----------
             Total United Kingdom
             banking and finance bonds
             (cost US$5,062,874) ....................    5,878,823
                                                       -----------

             Total United Kingdom
             long-term investments
             (cost US$36,269,146) ...................   40,621,554
                                                       -----------

UNITED STATES--8.0%
Yankee Bonds--8.0%
US$
Australia--0.1%
Corporate Non-Banks--0.1%
             Cable & Wireless
             Optus Finance,
   100       8.00%, 6/22/10 .........................      114,569
                                                       -----------
Brazil--0.9%
Government--0.9%
             Federal Republic of Brazil
 1,500       11.00%, 8/17/40 ........................      957,000
                                                       -----------
Bulgaria--1.1%
Government--1.1%
US$
             Republic of Bulgaria,
 1,000       8.25%, 1/15/15 .........................    1,125,000
                                                       -----------
China--0.4%
Banking and Finance--0.1%
             CITIC Ka Wah Bank,
    50       9.125%, 5/31/12 ........................       54,085
                                                       -----------
Corporate Non-Bank--0.2%
             PCCW-HKTC Capital Ltd.,
   200       7.75%, 11/15/11 ........................      216,640
                                                       -----------
Utilities--0.1%
             AES China
             Generating Company,
   100       10.125%, 12/15/06 ......................       97,250
             CNOOC Finance Ltd.,
    50       6.375%, 3/08/12 ........................       55,089
                                                       -----------
                                                           152,339
                                                       -----------

                                                           423,064
                                                       -----------

Colombia--0.9%
Government--0.9%
             Republic of Colombia,
   904       9.75%, 4/09/11 .........................      912,548
                                                       -----------
Malaysia--0.1%
Utilities--0.1%
             Petronas Capital Ltd.,
   100       7.00%, 5/22/12 .........................      108,440
                                                       -----------
Mexico--1.0%
Government--1.0%
             United Mexican States,
 1,000       8.30%, 8/15/31 .........................    1,020,000
                                                       -----------


22 Aberdeen Global Income Fund, Inc.

As of January 31, 2003

Principal
Amount
Local
Currency (a)                                                Value
(000)                Description                            (US$)
------------------------------------------------------------------
UNITED STATES (concluded)
Yankee Bonds (concluded)
US$
Netherlands--1.0%
Banking And Finance--1.0%
             Kazkommerts INTL BV,
 1,000       10.125%, 5/08/07 .......................    1,081,630

Philippines--1.1%
Government--0.2%
             Republic of Philippines,
    50       8.375%, 3/12/09 ........................       50,125
    50       9.375%, 1/18/17 ........................       50,840
   100       9.875%, 1/15/19 ........................       98,550
                                                       -----------
                                                           199,515
                                                       -----------

Utilities--0.9%
             Philippine Long Distance
             Telephone Company
 1,000       11.375%, 5/15/12 .......................      949,266
                                                       -----------
                                                         1,148,781
                                                       -----------

Russia--1.2%
Government--1.2%
             Russian Federation,
 1,000       11.00%, 7/24/18 ........................    1,234,000

South Korea--0.2%
Banking And Finance--0.2%
US$
             Korea Development Bank
   200       5.25%, 11/16/06 ........................      210,191
                                                       -----------
             Total United States
             long-term bonds
             (cost US$7,703,564) ....................    8,335,223
                                                       -----------

             Total long-term investments
             (cost US$107,823,453) ..................  116,687,976
                                                       -----------

SHORT-TERM INVESTMENTS--13.7%
Australia--3.2%
A$
             Banque Nationale de Paris
             Fixed Deposit,
 5,749       4.50%, 2/03/03
             (cost US$3,370,230) ....................    3,370,231
                                                       -----------
Canada--2.9%
C$
             State Street Bank and
             Trust Company Time Deposit,
 4,655       2.00%, 2/05/03
             (cost US$3,035,144) ....................    3,039,305
                                                       -----------
New Zealand--0.8%
NZ$
             State Street Bank and
             Trust Company Fixed Deposit
 1,441       4.25%, 2/05/03
             (cost US$787,218) ......................      784,336
                                                       -----------


                                            Aberdeen Global Income Fund, Inc. 23

Portfolio of Investments (unaudited) (concluded)

As of January 31, 2003

Principal
Amount
Local
Currency (a)                                                  Value
(000)                Description                              (US$)
--------------------------------------------------------------------
SHORT-TERM INVESTMENTS
(concluded)
South Korea--2.8%
US$
             HSBC KRW
 3,000       0.00%, 7/24/03
             (cost US$2,940,670) ....................      2,940,348
                                                         -----------

United Kingdom--3.5%
(pound)
             State Street Bank and
             Trust Company Fixed Deposit
 2,200       3.5625%, 2/05/03
             (cost US$3,623,840) ....................      3,616,140
                                                         -----------

United States--0.5%
US$
   525       Repurchase Agreement, State
             Street Bank and Trust Company,
             1.17% dated 1/31/03, due 2/03/03
             in the amount of $525,051
             (collateralized by $385,000
             U.S. Treasury Notes, 8.125% due
             5/15/21; value $542,345)
             (cost US$525,000) ......................        525,000
                                                         -----------
             Total short-term investments
             (cost US$14,282,102) ...................     14,275,360
                                                         -----------

--------------------------------------------------------------------
Total Investments--125.3% (cost US$122,105,555)          130,963,336

Net unrealized appreciation on forward foreign
currency exchange contracts--0.0% (e)                          5,101

Other assets in excess of liabilities--3.4%                3,595,493

Liquidation value of preferred stock--(28.7%)            (30,000,000)
--------------------------------------------------------------------
Net Assets Applicable to Common Shareholders--100.0%    $104,563,930
====================================================================

(a) Portfolio securities are listed based on currency in which they are traded;

      A$--Australian dollar
      C$--Canadian dollar
      CNY--Chinese yuan
      INR--Indian rupee
      KRW--South Korean won
      MYR--Malaysian ringgit
      NZ$--New Zealand dollar
      PHP--Philippine peso
      SG$--Singapore dollar
      THB--Thailand baht
      (pound)--British pound
      US$--United States dollar

(b) Coupon changes periodically upon a predetermined schedule. Stated interest rate in effect at January 31, 2003.
(c) Value of security is linked to the value of Government of Korea 7.70%, 8/16/03 and the movement of the South Korean Won.
(d) Securities, or a portion thereof, pledged as collateral for forward currency exchange contracts.
(e) Forward foreign currency exchange contracts entered into as of January 31, 2003 were as follows:

-------------------------------------------------------------------------------------------------
Purchases                                                                            Unrealized
                                                                                    Appreciation/
Contracts to Receive     In exchange for      Settlement Date         Value         Depreciation
-------------------------------------------------------------------------------------------------
CNY 2,149,420              US$260,000           04/24/2003         US$259,789         $  (211)
INR 9,831,312              US$201,000           02/06/2003         US$205,661           4,661
PHP 20,858,880             US$388,000           02/07/2003         US$387,531            (469)
                                                                                      -------
                                                                                      $ 3,981
                                                                                      =======
-------------------------------------------------------------------------------------------------
Sales                                                                                 Unrealized
                                                                                     Appreciation/
Contracts to Receive     In exchange for      Settlement Date         Value          Depreciation
-------------------------------------------------------------------------------------------------
CAD 1,000,000              US$654,450           02/04/2003         US$652,912         $ 1,538
PHP 16,170,000             US$300,000           02/07/2003         US$300,418            (418)
                                                                                      -------
                                                                                      $ 1,120
                                                                                      -------
                                                                                      $ 5,101
                                                                                      =======


24 Aberdeen Global Income Fund, Inc.

Directors

Martin J. Gilbert, Chairman
David L. Elsum
Laurence S. Freedman
Neville J. Miles
William J. Potter
Peter D. Sacks
Anton E. Schrafl
E. Duff Scott
John T. Sheehy
Warren C. Smith

Officers

Hugh Young, President
Michael Karagianis, Vice President
Christian Pittard, Treasurer and Assistant Secretary
Roy M. Randall, Secretary
James Blair, Assistant Vice President
Beverley Hendry, Assistant Treasurer
Timothy Sullivan, Assistant Treasurer
Simon Bignell, Assistant Treasurer
Allan S. Mostoff, Assistant Secretary
Margaret A. Bancroft, Assistant Secretary
Sander M. Bieber, Assistant Secretary

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

[RECYCLED LOGO] Printed on post-consumer recycled paper


                                            Aberdeen Global Income Fund, Inc. 25

Corporate Information

Investment Manager                       Aberdeen Asset Managers (C.I.) Limited
                                         P.O. Box 578, 17 Bond Street
                                         St. Helier, Jersey JE45XB
                                         Channel Islands

Investment Adviser                       Aberdeen Asset Management Limited
                                         Level 6, 201 Kent Street
                                         Sydney, NSW 2000, Australia

Consultant                               CIBC World Markets, Inc.
                                         BCE Place, Canada Trust Tower
                                         P.O. Box 500
                                         Toronto, Ontario, M5J 2S8
                                         Canada

Administrator                            Princeton Administrators, L.P.
                                         P.O. Box 9095
                                         Princeton, New Jersey 08543-9095

Custodian                                State Street Bank and Trust Company
                                         1 Heritage Drive
                                         North Quincy, Massachusetts 02171

Transfer Agent                           EquiServe Trust Company N.A.
                                         P.O. Box 43011
                                         Providence, RI 02940-3011

Auction Agent                            Deutsche Bank Trust Company Americas
                                         280 Park Avenue, 9th Floor
                                         New York, New York 10018

Independent Accountants                  PricewaterhouseCoopers LLP
                                         1177 Avenue of the Americas
                                         New York, New York 10036

Legal Counsel                            Dechert LLP
                                         1775 Eye Street, N.W.
                                         Washington, DC 20006

                                         Stikeman Elliott LLP
                                         Level 40 Chifley Tower
                                         2 Chifley Square
                                         Sydney, NSW 2000, Australia

Investor Relations                       Aberdeen Asset Management
                                         45 Broadway, 31st Floor
                                         New York, New York 10006
                                         1-800-522-5465 or 1-212-968-8800
                                         InvestorRelations@aberdeen-asset.com

                                     [LOGO]
                                    Aberdeen
                                 ASSET MANAGERS

                     Aberdeen Asset Managers (C.I.) Limited

  The common shares of Aberdeen Global Income Fund, Inc. are traded on the New York Stock Exchange under the symbol "FCO." Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

 This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.